UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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MEXCO ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

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MEXCO ENERGY CORPORATION
214 W. Texas Ave., Suite 1101
Midland, Texas 79701
American Stock Exchange – MXC

July 16, 2010

Dear Fellow Stockholder:

I would like to extend a personal invitation for you to join us at our Annual Meeting of Stockholders of Mexco Energy Corporation to be held on Tuesday, September 14, 2010, at 10:00 a.m., C.D.T., at the Petroleum Club of Midland, 501 West Wall, Midland, Texas.

At this year’s meeting, you will be asked to re-elect the Board of Directors and ratify the appointment of Grant Thornton, LLP as our independent auditors.  Details regarding each of the proposals are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Whether or not you plan to attend the Annual Meeting of Stockholders, we hope you will vote as soon as possible.  You may vote by signing, dating and mailing the enclosed proxy or voting instruction card.  You may also vote by internet or by telephone.  Please review the instructions on the proxy or voting instruction card regarding each of these voting options.

Your vote is very important to us and our business.  We value your opinions and encourage you to participate in this year’s Annual Meeting by voting your proxy.

Thank you for your continued interest in Mexco Energy Corporation.

Very truly yours,

Nicholas C. Taylor President and Chief Executive Officer

MEXCO ENERGY CORPORATION
214 W. Texas Ave., Suite 1101
Midland, Texas 79701
(432) 682-1119

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held September 14, 2010

TO THE STOCKHOLDERS OF MEXCO ENERGY CORPORATION:

Notice is hereby given that the Annual Meeting of the Stockholders of MEXCO ENERGY CORPORATION (referred to herein as the “Company” or “Mexco”) will be held at the Petroleum Club of Midland, 501 West Wall, Midland, Texas 79701, at 10:00 a.m. on September 14, 2010, for the following purposes:

1.	Electing Directors of the Company.

2.	Considering and voting upon a proposal to appoint Grant Thornton LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2011.

3.	Considering all other matters as may properly come before the meeting.

The Board of Directors has fixed the close of business on July 22, 2010, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.

DATED this 16th day of July, 2010.

BY ORDER OF THE BOARD OF DIRECTORS

DONNA GAIL YANKO, Secretary

To be sure your shares are represented at the Annual Meeting of Stockholders, please vote by completing, dating, signing and returning your pre-addressed postage-paid Proxy Card as soon as possible.   You may also vote by internet or by telephone.  See the enclosed proxy card for more information.  Any stockholder granting a proxy may revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to the Secretary of the Company or by attending the meeting and by withdrawing the proxy.  You may vote in person at the Annual Meeting of Stockholders even if you send in your Proxy Card.  The ballot you submit at the meeting will supersede any prior vote.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on September 14, 2010:

Our Annual Report on Form 10-K and this Proxy Statement are available at
www.proxyvote.com

TABLE OF CONTENTS

Solicitation of Proxy	2

Purpose of Meeting	2

Voting Rights	2

Proposal 1: Election of Directors	4

Mexco Energy Corporation Board of Directors	4

Meetings and Committees of Board of Directors	6

Director Compensation	8

Corporate Governance and Code of Business Conduct	8

Employee Incentive Stock Plans	9

Named Executive Officers Who Are Not Directors	10

Compensation Discussion and Analysis	10

Executive Compensation	12

Compensation Committee Interlocks and Insider Participation	13

Compensation Committee Report	13

Option Exercises for Fiscal 2010	13

Option Grants for Fiscal 2010	13

Outstanding Equity Awards at Fiscal Year-End 2010	14

Certain Relationships and Related Party Transactions	14

Security Ownership of Certain Beneficial Owners and Management	15

Section 16(a) Beneficial Ownership Reporting Compliance	16

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm	16

Report of the Audit Committee	17

Audit Fees and Services	17

Stockholders Proposals for Next Annual Meeting	18

Access to Reports	18

Householding	19

Other Matters	19

MEXCO ENERGY CORPORATION
214 W. Texas Ave., Suite 1101
Midland, Texas 79701

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held Thursday, September 14, 2010

SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the Board of Directors of Mexco Energy Corporation (the "Company" or “Mexco”) for use at the Annual Meeting of Stockholders to be held at 10:00 a.m., Central Daylight Time, on Tuesday, September 14, 2010 at the Petroleum Club of Midland, 501 West Wall, Midland, Texas 79701 and at any adjournment or postponements thereof (“Annual Meeting”).  In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph by officers, directors and other employees of the Company, who will not receive additional compensation for such services.  The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material.  The Company will bear the cost of this solicitation of proxies.  Such costs are expected to be nominal.  Proxy solicitation will commence with the mailing of this Proxy Statement on or about July 31, 2010.

Any stockholder giving a proxy has the power to revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to the Secretary of the Company or by attending the meeting and withdrawing the proxy.

PURPOSE OF MEETING

As stated in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, the business to be conducted and the matters to be considered and acted upon at the annual meeting are as follows:

1.	Electing Directors of the Company;

2.	Considering and voting upon a proposal to appoint Grant Thornton LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2011; and

3.	Considering all other matters as may properly come before the meeting.

VOTING RIGHTS

Right to Vote and Record Date

The voting securities of the Company consist solely of common stock, par value $0.50 per share ("Common Stock").

The record date for stockholders entitled to notice of and to vote at the meeting is the close of business on July 22, 2010, at which time there were 1,922,366 shares of Common Stock entitled to vote at the meeting.  Stockholders are entitled to one vote, in person or by proxy, for each share of Common Stock held in their name on the record date.  A list of stockholders will be available at the meeting and at the Mexco’s corporate office, 214 West Texas Avenue, Suite 1101, Midland, Texas 79701, for ten days before the meeting.

Quorum

Stockholders representing a majority of the Common Stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.  If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained.

Voting at the Annual Meeting

If your shares of Common Stock are registered directly with Computershare, Inc., you are a “record holder” and may vote in person at the meeting.  If you hold your shares through a broker, bank or other nominee, your shares are held in “street name” and you are the “beneficial holder.”  If you hold your shares in street name, in order to vote in person at the meeting, you must obtain a proxy from your broker, bank or other nominee.

Vote Required

All proposals other than election of directors will require the affirmative vote of a majority of the Common Stock present or represented by proxy at the meeting and entitled to vote thereon.  Directors are elected by a majority of votes cast.

With regard to the election of directors, votes may be cast in favor of or withheld from each nominee.  Votes that are withheld will be excluded from the vote and will have no effect. Broker non-votes and other limited proxies will have no effect on the outcome of the election of directors.  Cumulative voting for directors is not authorized.

With regard to the proposal to ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2011, an abstention will have the same effect as a vote against the proposal. Broker non-votes and other limited proxies will have no effect on the outcome of the vote with respect to such proposal.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes (shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners of such shares or persons entitled to vote on the matter) will be counted for the purpose of determining whether a quorum is present.  For purposes of determining the outcome of any matter to be voted upon as to which the broker has indicated on the proxy that the broker does not have discretionary authority to vote, these shares will be treated as not present at the meeting and not entitled to vote with respect to that matter, even though those shares are considered to be present at the meeting for quorum purposes and may be entitled to vote on other matters.  Abstentions, on the other hand, are considered to be present at the meeting and entitled to vote on the matter from which abstained.

If the enclosed Proxy is properly executed and returned prior to the Annual Meeting, the shares represented thereby will be voted as specified therein.  IF A STOCKHOLDER DOES NOT SPECIFY OTHERWISE ON THE RETURNED PROXY, THE SHARES REPRESENTED BY THE STOCKHOLDER'S PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW UNDER "ELECTION OF DIRECTORS", FOR THE APPOINTMENT OF GRANT THORNTON LLP AND ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

Important Voting Information

If you hold your shares through a broker, bank or other financial institution, the U.S. Securities and Exchange Commission (“SEC”) has approved a rule that changes the manner in which your vote in the election of directors will be handled at our upcoming 2010 Annual Meeting.  Stockholders who hold shares of our Common Stock through a broker, bank or other financial institution receive proxy materials before each shareholder meeting.  In the past, if you did not transmit voting instructions before the shareholder meeting, your broker was allowed to vote on your behalf on the election of directors and other matters considered routine.

Effective January 1, 2010, your broker is no longer permitted to vote on your behalf on the election of directors unless you provide specific instructions by completing and returning the enclosed proxy.  For your vote to be counted, you now will need to communicate your voting decisions to your broker, bank or other financial institution before the date of the shareholder meeting.

Votig your shares is important to ensure that you have a say in the governance of the Company.  Please review the proxy materials and follow the instructions on the proxy to vote your shares.

If you have any questions about this new rule or the proxy voting process in general, please contact the broker, bank or financial institution where you hold your shares.  The SEC also has a web site (www.sec.gov/spotlight/proxymatters.shtml) with more information about your rights as a stockholder.

PROPOSAL 1:  ELECTION OF DIRECTORS

At the Annual Meeting to be held on September 14, 2010, six persons are to be elected to serve on the Board of Directors (the “Board”) for a term of one year and until their successors are duly elected and qualified.  All of the nominees have announced that they are available for election to the Board.  The Company's nominees for the six directorships are:

Thomas R. Craddick
Thomas Graham, Jr.
Arden R. Grover
Paul G. Hines
Jack D. Ladd
Nicholas C. Taylor

The election of each nominee requires that the number of votes cast “FOR” the nominee’s election exceed the votes cast “AGAINST” that nominee’s election.

MEXCO ENERGY CORPORATION BOARD OF DIRECTORS

The Board currently consists of one person who is an employee of the Company and five persons who are not employees of the Company (four of which are outside directors).  The Board has determined that each of the four outside directors, namely Messrs. Graham, Grover, Hines and Ladd are independent in accordance with American Stock Exchange rules and under the Securities Exchange Act of 1934, as amended (“Exchange Act”).  Set forth below are the names, ages and positions of the Company's directors as of July 16, 2010.

Name	Age	Position

Thomas R. Craddick	66	Director
Thomas Graham, Jr.	76	Chairman of the Board of Directors
Arden R. Grover	84	Director
Paul G. Hines	72	Director
Jack D. Ladd	60	Director
Nicholas C. Taylor	72	President, Chief Executive Officer and Director

Set forth below are descriptions of the principal occupations during at least the past five years of the Company's current directors.

THOMAS R. CRADDICK was elected to the Board of Directors of the Company in March 1998.  Since 1968 to the present, Mr. Craddick has served as a State Representative and served as Speaker of the House of Representatives of the State of Texas from 2003 through 2008.  Throughout his tenure of the past 21 sessions of the Legislature, Representative Craddick has served on various committees and conferences.  For more than the past nine years Mr. Craddick has been the sales representative for Mustang Mud, Inc., as well as the owner of Craddick Properties and owner and President of Craddick, Inc., both of which invest in oil and gas properties and real estate.

THOMAS GRAHAM, JR. was appointed Chairman of the Board of Directors of the Company in July 1997, having served as a director from 1990 through 1994.  From July 1994 through July 1997, Mr. Graham served as a United States Ambassador.  For nearly fifteen years prior thereto, Mr. Graham served as the General Counsel, United States Arms Control and Disarmament Agency, as well as Acting Director and as Acting Deputy Director of such Agency successively, in 1993 and 1994.  Mr. Graham serves on the board of two other public corporations other than the Company:  Lightbridge Corporation (formerly known as Thorium Power Ltd.) as Executive Chairman and CanAlaska Uranium Ltd. as a Director.  Mr. Graham also serves on numerous non-profit boards including Cypress Fund for Peace and Security as Chairman.  In addition, Mr. Graham is a Board Member of the United States Industry Coalition, Chairman of the Bi-partisan Security Group, adjunct professor at Stanford University and the University of Washington (Seattle) and a Fellow at the Eisenhower Institute.  Mr. Graham is the author of “Disarmament Sketches”, University of Washington Press, 2002 and “Common Sense on Weapons of Mass Destruction”, University of Washington Press, 2004, as well as, the co-author of “Cornerstones of Security”, University of Washington Press, 2003 and “Spy Satellites and Other Intelligence Technologies that Changed History”, University of Washington Press, 2007.

ARDEN R. GROVER was elected to the Board of Directors of the Company in September 2001.  Mr. Grover has been an independent oil and gas producer for more than 40 years and is the managing partner of Grover Family L.P., an oil and gas producing company.  He is a Director of Glencoe Resources Ltd., Calgary, Alberta, Canada and an advisory Director of Caithness Resources Inc., a geothermal energy company.  Mr. Grover is a past President of the Permian Basin Petroleum Association.

PAUL G. HINES was appointed to the Board of Directors of the Company in April 2010.  Mr. Hines graduated from the Harvard Business School with a Masters of Business Administration degree and is a Certified Public Accountant.  Mr. Hines served with E. F. Hutton and Company, Inc. from 1970 through 1986 in a variety of positions including Vice President of Corporate Development, Executive Vice President and member of the Board of Directors of the broker dealer.  Hines served as Chief Financial Officer for William E. Simon and Sons from 1987 to 1989.  From 1990 to 2000, he was involved in venture capital and as an independent consultant.  He was a member of the Board of Directors of investment bank and broker, Ryan Beck and Company.  From 2000 to the present, he has served in a number of capacities with various charitable organizations.  He is a contributor to several publications including “Controllers Handbook”, Dow Jones Irwin, 1978, “Chief Financial Officers Handbook”, Dow Jones Irwin, 1986 and “Financial Services Handbook”, Wiley, 1987.

JACK D. LADD was elected to the Board of Directors of the Company in March 1998.  In July 2007 Mr. Ladd began serving as Dean of the School of Business of the University of Texas at Permian Basin.  From 2004 until 2007, Mr. Ladd held the positions of Assistant Professor in the School of Business and Director of the John Ben Shepherd Public Leadership Institute at the UTPB.  Previously, Mr. Ladd was a shareholder of the law firm of Stubbeman, McRae, Sealy, Laughlin & Browder, Inc., Midland, Texas for 28 years.  Mr. Ladd was a partner in various real estate partnerships and is an arbitrator for the National Association of Securities Dealers, and a mediator certified by the Attorney Mediation Institute.  Mr. Ladd is a director for two public corporations other than the Company:  Lightbridge Corporation (formerly known as Thorium Power, Ltd.) and Dawson Geophysical Company.  Mr. Ladd also serves on numerous philanthropic boards.

NICHOLAS C. TAYLOR was elected President, Chief Executive Officer, Treasurer and Director of the Company in April 1983 and continues to serve as President, Chief Executive Officer and Director on a part time basis, as required.  Mr. Taylor served as Treasurer until March 1999.  From July 1993 to the present, Mr. Taylor has been involved in the independent practice of law and other business activities including independent oil and gas exploration and production.  For more than the prior 19 years, he was a director and shareholder of the law firm of Stubbeman, McRae, Sealy, Laughlin & Browder, Inc., Midland, Texas, and a partner of the predecessor firm.  In 1995 he was appointed by the Governor of Texas to the State Securities Board through January 2001.  In addition to serving as chairman for four years, he continued to serve as a member until 2004.  In November 2005 he was appointed by the Speaker of the House to the Texas Ethics Commission for a term of five years, where he served until February 2010.

Each nominee brings a unique set of skills to the Board of Directors. The Board believes the nominees as a group have the experience and skills in areas such as the oil and gas industry, finance, risk management and corporate governance that are necessary to effectively oversee our company.  Set forth below are the conclusions reached by the Board as to why each nominee is qualified for service as a director of our company.

Mr. Craddick has over 40 years experience in the oil and gas production and service industry.  Mr. Craddick provides expertise in the location and acquisition of properties.

Mr. Graham has over 30 years experience in international peace negotiations.  Mr. Graham provides expertise in management.

Mr. Grover has over 40 years experience in the oil and gas industry.  Mr. Grover provides expertise in the areas of evaluating exploration and drilling prospects and production.

Mr. Hines is a Certified Public Accountant and has extensive experience in the financial market.  Mr. Hines provides expertise in the areas of financial reporting, accounting, capital markets, internal controls and corporate governance.

Mr. Ladd has over 30 years of finance, legal and management experience.  Mr. Ladd provides expertise in financial structuring, general business practices, risk management and executive compensation strategies.

Mr. Taylor has been Mexco’s President and Chief Executive Officer for over 25 years and has over 30 years of experience practicing law.  Mr. Taylor provides expertise in the areas of evaluating, acquiring and managing mineral leases as well as exploration prospects.

The Board of Directors recommends that you vote

FOR

the election of each of the Director nominees.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board has responsibility for establishing broad corporate policies and for overall performance and direction of the Company.  The Board is elected by the Stockholders to oversee their interest in the long-term health and the overall success of the Company's business and its financial strength.  The Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the Stockholders.  The Board selects and oversees the members of senior management, who are charged by the Board with conducting the business of the Company.  Members of the Board stay informed of the Company’s business by participating in Board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with the Chief Executive Officer and Chief Financial Officer.  During fiscal year ended March 31, 2010, the Board of Directors held four meetings. No member of the Board attended less than 75% of the fiscal 2010 meetings held while serving as a director.

Mr. Graham has been Mexco’s Chairman of the Board since 1997 and Mr. Taylor has been the Company’s President and Chief Executive Officer since 1983.  The Company believes that Messrs. Graham and Taylor’s combined services in these roles create a strong leadership for the Board and the Company.  This leadership structure demonstrates to the Company’s employees and Stockholders and those with whom Mexco does business that the Company is under strong leadership.  We do not have a lead independent director as we believe the oversight provided by all of the Board’s independent directors and the work of the Board’s committees provide effective oversight of the Company’s strategic plans and operations.  We believe having one person serve as Chairman and one person serve as Chief Executive Officer is in the best interests of the Company and our Stockholders at this time.

The Company’s management is responsible for defining the various risks facing the company, formulating risk management policies and procedures and managing the Mexco’s risk exposure.  The Board’s responsibility is to monitor the Company’s risk management processes by informing itself concerning the Company’s material risks and evaluating whether management has reasonable controls in place to address the material risks.  The Audit Committee described below is primarily responsible for monitoring management’s responsibility in the area of risk oversight.  Accordingly, management regularly reports to the Audit Committee on risk management.  The Audit Committee, in turn, reports on the matters discussed at the committee level to the full board.  The Audit Committee and the full board focus on the material risks facing the Company to assess whether management has reasonable controls in place to address these risks.  The Board believes this division of responsibilities provides an effective and efficient approach for addressing risk management.

The Board of Directors has established the following standing committees:  audit, compensation and nominating.  In accordance with Section 121A of the American Stock Exchange rules and the Exchange Act, the Board must affirmatively determine the independence of each director.  The Board has determined each of the following directors to be an "independent director" as such term is defined in said rules:  Thomas Graham, Jr., Arden R. Grover, Paul G. Hines and Jack D. Ladd.  In this proxy statement these four directors are referred to individually as an "Independent Director" and collectively as the "Independent Directors."  The Board is comprised of a majority of Independent Directors and the Audit Committee, the Compensation Committee and the Nominating Committee are comprised entirely of Independent Directors.

The table below shows the current membership of each committee of the Board and the number of meetings each committee held in fiscal 2010:

Director	Audit	Compensation	Nominating
Thomas R. Craddick
Thomas Graham, Jr.	X	X	X
Arden R. Grover	X	X	Chair
Paul G. Hines	Chair
Jack D. Ladd	X	Chair	X
Nicholas C. Taylor
2010 Meetings	4	2	1

Audit Committee.  The Audit Committee is a standing committee of the Board of Directors and currently consists of Messrs. Ladd, Grover and Graham, all of whom are Independent Directors.  The Board of Directors has determined that Mr. Hines, who as of April 1, 2010 serves as the Chairman of the Audit Committee, is an “audit committee financial expert” (as that term is defined under the applicable SEC rules and regulations) based on the Board’s qualitative assessment of Mr. Hines' level of knowledge, experience (as described above) and formal education.  The functions of the Audit Committee are to determine whether management has established internal controls which are sound, adequate and working effectively; to ascertain whether the Company’s assets are verified and safeguarded; to review and approve external audits; to review audit fees and appointment of the Company’s independent public accountants; and to review non-audit services provided by the independent public accountants.  The Audit Committee held four meetings during fiscal year ended March 31, 2010.  All members of the Audit Committee attended these meetings in person or telephonically except one member was absent from one meeting.  The Audit Committee operates under a written charter adopted by the Board of Directors in fiscal 2004.  The charter is posted on the Company’s website at www.mexcoenergy.com in the “Corporate Governance” area of the “Investor Relations” section.  The report of the Audit Committee for fiscal year 2010 is included in this proxy statement on page 17.

Compensation Committee.  The Compensation Committee is a standing committee of the Board of Directors and currently consists of Messrs. Ladd, Chairman, Graham and Grover, all of whom are Independent Directors.  The primary function of the Compensation Committee is to determine compensation for the officers of the Company that is competitive and enables the Company to motivate and retain the talent needed to lead and grow the Company’s business. The Compensation Committee held two meetings during the fiscal year ended March 31, 2010.  All members of the Compensation Committee attended such meetings in person or telephonically.  The Compensation Committee currently operates under a written charter adopted and approved by the Board of Directors as of June 15, 2005.  The charter is posted on the Company’s website at www.mexcoenergy.com in the “Corporate Governance” area of the “Investor Relations” section.  The report of the Compensation Committee for fiscal year 2010 is included in this proxy statement on page 13.

Nominating Committee.  The Nominating Committee is a standing committee of the Board of Directors and currently consists of Messrs. Grover, Chairman, Ladd and Graham, all of whom are Independent Directors.  The Nominating Committee held one meeting during the fiscal year ended March 31, 2010, at which all members of the Nominating Committee were present in person or telephonically.  The primary function of the Nominating Committee is to determine the slate of Director nominees for election to the Company’s Board of Directors.  The Nominating Committee considers candidates recommended by security holders, directors, officers and outside sources and considers criteria such as business experience, ethical standards and personal qualifications in evaluating all such nominees.  The Nominating Committee does not have a specific policy as to considering diversity in identifying nominees for director, however seeking to build a board with diversity of experience and skills is one of the other criteria that may be deemed relevant in its evaluation. Stockholders who wish to have their nominees for election to the Board of Directors considered by the Nominating Committee may submit such nomination to the Secretary of the Company for receipt not less than 80 days prior to the date of the next Annual Meeting of stockholders and include (i) the name and address of the stockholder making the nomination, (ii) information regarding such nominee as would be required to be included in the proxy statement, (iii) a representation of the stockholder, and the stockholder’s intent to appear in person or by proxy at the meeting to propose such nomination, and (iv) the written consent of the nominee to serve as a director if so elected.  The Nominating Committee currently operates under a written charter adopted and approved by the Board of Directors as of June 15, 2005.  The charter is posted on the Company’s website at www.mexcoenergy.com in the “Corporate Governance” area of the “Investor Relations” section.

Shareholders may request a free printed copy of any of our committee charters by contacting our Corporate Secretary at mexco@sbcglobal.net or by calling (432) 682-1119.

DIRECTOR COMPENSATION

The following table sets forth the total compensation paid or earned by each of the Company’s directors, who are not executive officers, during fiscal year 2010.

Director	Fees Paid in Cash (1)	Stock Option Awards (3)	All Other Compensation	Total
Thomas R. Craddick	$6,000	$-	$-	$6,000
Thomas Graham, Jr. (2)	$18,000	$-	$-	$18,000
Arden R. Grover	$6,000	$-	$-	$6,000
Jack D. Ladd	$6,000	$-	$-	$6,000

(1)	Director’s fees are paid at the rate of $1,500 per director quarterly.

(2)	Thomas Graham, Jr. is a non-executive Chairman of the Board for which he is paid a fee of $1,000 per month for his services.

(3)
The amounts in this column reflect the aggregate grant date fair value attributable to stock options granted in accordance with ASC 718, “Compensation -  Stock Compensation”, for option awards granted pursuant to the Stock Plans.  For a discussion of valuation assumptions, see Note 10 – Stock Options of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for year ended March 31, 2010.

CORPORATE GOVERNANCE AND CODE OF BUSINESS CONDUCT

The Board of Directors and management are dedicated to exemplary corporate governance and high standards of conduct and ethics.  The Board adopted the Company’s Code of Ethics and Business Conduct (the “Code”) to inspire continuing dedication to the fundamental principles of honesty, loyalty, fairness and forthrightness.   The Code applies to all employees including directors and executive officers.  The Code can be found at www.mexcoenergy.com by clicking on “Investor Relations” then "Corporate Governance".  Shareholders may request a free printed copy of the Code by contacting our Corporate Secretary at mexco@sbcglobal.net or by calling (432) 682-1119.

EMPLOYEE INCENTIVE STOCK PLANS

The Company has had three equity compensation plans:  the 1997 Employee Incentive Stock Plan (the “1997 Plan”), the 2004 Employee Incentive Stock Plan (the “2004 Plan”) and the 2009 Employee Incentive Stock Plan (the “2009 Plan”) (collectively, the “Stock Plans”).

The 1997 Plan provided for distribution, 350,000 shares of authorized but unissued common stock of the Company.  Awards, granted at the discretion of the Compensation Committee of the Board, included stock options and restricted stock.  Stock options were incentive stock options or non-qualified stock options.  The exercise price of each option was not to be less than the market price of the Company's stock on the date of grant.  The maximum term of the options was ten years.

The 2004 Plan replaced, modified and extended the termination date of the 1997 Plan to September 14, 2009.  The 2004 Plan provided for the award of stock options up to 375,000 shares of which 125,000 may be the subject of stock grants without restrictions and without payment by the recipient and stock awards of up to 125,000 shares with restrictions including payment for the shares and employment of not less than three years from the date of the award.  The terms of the stock options were similar to those of the 1997 Plan except that the term of the options was five years from the date of grant.   Although shares are remaining unissued under the 2004 Plan, these shares are no longer available with the adoption of the 2009 plan.

The 2009 Plan replaced the 1997 Plan and 2004 Plan.   The 2009 Plan provides for the award of stock up to 200,000 shares and includes option awards as well as stock awards.  Option awards are granted with restrictions including payment for the shares and employment of not less than three years from the date of the award.  Stock awards are granted without restrictions and without payment by the recipient.  Neither option awards nor stock awards may exceed 25,000 shares granted to any one individual in any fiscal year.  The 2009 Plan expires ten years from the date of adoption.

According to our employee stock incentive plans, new shares will be issued upon the exercise of stock options and the Company can repurchase shares exercised under these plans.  The plans also provide for the granting of stock awards.  No stock awards were granted during fiscal 2010.

Restricted stock was to be granted with a condition to attain a specified goal.  The purchase price was to be at least $5.00 per share of restricted stock.  The awards of restricted stock were to be accepted within sixty days and vest as determined by agreement.  Holders of restricted stock were to have all rights of a shareholder of the Company.  At March 31, 2010, no restricted stock had been granted under the Stock Plans.

The Company does not have any employment contracts or change of control agreements.  However, the Stock Plans do permit accelerated vesting of stock awards as described below in “Potential Payments Upon a Change of Control or Termination”.

The following table summarizes certain information, as of March 31, 2010, relating to the Company’s Stock Plans.  The Stock Plans were approved by Stockholders.

	Number of Shares Authorized for Issuance under plan	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under plan
1997 Plan	350,000	65,000	$5.72	-
2004 Plan (1)	375,000	42,500	$6.30	-
2009 Plan	200,000	-	-	200,000
Total	925,000	107,500	$5.94	200,000

(1)	There were 303,000 out of the 375,000 shares under the 2004 Plan unissued when the plan expired in September 2009 and are no longer available for award.

NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The Board of Directors elects executive officers annually.  Executive officers hold office until their successors are elected and have qualified.  Set forth below is biographical information concerning the executive officers of the Company.  These individuals along with Nicholas C. Taylor are referred to collectively in this Proxy Statement as the “Named Executive Officers”.  Biographical information concerning Mr. Taylor is set forth above under the caption "Mexco Energy Corporation Board of Directors."

TAMMY L. MCCOMIC, age 41, joined the Company in 2001 and was elected Executive Vice President and Chief Financial Officer in 2009.  She served the Company as Vice President and Chief Financial Officer from 2003 to 2009.  Prior thereto, Ms. McComic served as Controller, Treasurer and Assistant Secretary.  Ms. McComic is a Certified Public Accountant.

DONNA GAIL YANKO, age 66, has served as Vice President part-time since 1990.  She has also served as Corporate Secretary of the Company since 1992 and from 1986 to 1992 was Assistant Secretary of the Company.  From 1986 to the present, on a part-time basis, she has assisted the President of the Company in his personal business activities. Ms. Yanko also served as a director of the Company from 1990 to 2008.

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

The Compensation Committee of the Board of Directors has responsibility for establishing, implementing and monitoring adherence to our compensation philosophy.  The Compensation Committee seeks to provide total compensation paid to our executive officers that is fair, reasonable and competitive.

In this compensation discussion and analysis, the “Named Executive Officers” are as follows:

Nicholas C. Taylor	President, Chief Executive Officer
Tamala L. McComic	Executive Vice President, Chief Financial Officer, Treasurer, Assistant Secretary
Donna Gail Yanko	Vice President, Secretary

Compensation Philosophy and Objectives

The Compensation Committee believes that compensation for executive officers should be based upon the principle that compensation must be competitive to enable the Company to motivate and retain the talent needed to lead and make the Company grow, reward successful performance and closely align the interests of our executives with the Company.  The ultimate objective of our compensation program is to improve stockholder value.

In setting compensation levels, the Compensation Committee evaluates both performance and overall compensation.  The  review of executive officers’ performance includes a mix of financial and non-financial measures.  In addition to business results, employees are expected to uphold a commitment to integrity, maximize the development of each individual, and continue to improve the environmental quality of the Company’s services and operations.

In order to continue to attract and retain the best employees, the Compensation Committee believes the executive compensation packages provided to the Named Executive Officers should include both cash and stock-based compensation.

The Compensation Committee has not retained a compensation consultant to review the compensation practices of the Company’s peers or to advise the Compensation Committee on compensation matters.

Role of Chief Executive Officer in Compensation Decisions

On an annual basis, our Chief Executive Officer (“CEO”) reviews the performance of each of the other Named Executive Officers and, based on this review, makes recommendations to the Compensation Committee with respect to the compensation of the Named Executive Officers.  The CEO considers internal pay equity issues, individual contribution and performance, competitive pressures and company performance in making his recommendations to the Compensation Committee.  The Compensation Committee may accept or adjust such recommendations.

Establishing Executive Compensation

Consistent with our compensation objectives, the Compensation Committee has structured our annual and long-term incentive-based executive compensation to attract and retain the best talent, reward financial success and closely align executives’ interests with the Company’s interests.  In setting the compensation, the Compensation Committee reviews total direct compensation for the Named Executive Officers, which includes salary, annual cash incentives and long-term equity incentives.  The appropriate level and mix of incentive compensation is not based upon a formula, but is a subjective determination made by the Compensation Committee.

We do not have a policy of stock ownership requirements.  In addition, we do not have any employment contracts or change of control agreements, although equity issued pursuant to our Stock Plans is subject to accelerated vesting as described below in “Potential Payments Upon a Change of Control or Termination”.

The Compensation Committee reviews compensation matters from time to time during the year.  The Compensation Committee usually performs its annual review of officer salaries during the first quarter of each fiscal year.

Elements of Compensation

Element	Form of Compensation	Purpose
Base Salary	Cash	Provide competitive, fixed compensation to attract and retain executive talent.

Short-Term Incentive	Cash Bonus	Create a strong financial incentive for achieving financial success and for the competitive retention of executives.

Long-Term Incentive	Stock Options and Restricted Stock Grants	Provide incentives to strengthen alignment of executive team interests with Company interests, reward long-term achievement and promote executive retention.

Insurance Benefits	Eligibility to participate in the plan available to our employees, including major medical, dental, life and short-term disability plans.	Plan is part of broad-based employee benefits.

Competitive Considerations

We believe the competition for talented employees goes well beyond the industry to include oil and gas exploration and development companies and oilfield service companies.  Many of the companies with whom we compete for top level talent are larger and have more financial resources than we do.  Both our Compensation Committee and President and CEO consider known information regarding the compensation practices of likely competitors when reviewing and setting the compensation of the Named Executive Officers.

Insurance Benefits

We offer an insurance package to all eligible employees that includes major medical, dental and life insurance.  The life insurance benefit provides for a maximum term payout of $30,000.  This package also provides for a short-term disability benefit with a maximum payout of $200 per week for a term of up to 13 weeks.

Defined Benefit Plans and Other Arrangements

Long-term incentive compensation for executive officers is not included in the Company policy.  Accordingly, no awards or payouts have been made.  The Company has no retirement or pension plan except for its 1997, 2004 and 2009 Employee Incentive Stock Plans described above.

Potential Payments Upon a Change in Control or Termination

The Company does not have any employment contracts or change of control agreements.  However, awards granted under the Stock Plans shall become immediately vested and fully exercisable and shall remain exercisable until the expiration of the award or in the event the participant should die before the expiration of the term of the award until the earlier of the expiration of the term of the award or two years following the date of the participant’s death.  Upon termination of employment, stock options held may be exercised to the extent such option was exercisable or in such accelerated basis as the Compensation Committee may determine.

           If a change in control or termination of employment as described above were to have occurred as of March 31, 2010, stock options held by our Named Executive Officers would have automatically vested as follows:  Ms. McComic – 7,500; Ms. Yanko – 1,250.

EXECUTIVE COMPENSATION

The compensation paid to the Named Executive Officers generally consists of base salaries, annual incentive bonus payments and awards under the Stock Plans.  The following table summarizes the total compensation awarded to, earned by or paid to the Named Executive Officers during fiscal years 2010, 2009 and 2008.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Option Awards (1)	All Other Compensation (2)	Total
Nicholas C. Taylor	2010	$-	$-	$-	$6,000	$6,000
President & CEO	2009	$-	$-	$-	$6,000	$6,000
	2008	$-	$-	$-	$6,000	$6,000

Tamala L. McComic (3)	2010	$143,610	$22,000	$-	$-	$165,610
Executive Vice President,	2009	$136,620	$33,000	$-	$-	$169,620
CFO, Treas. & Asst. Secretary	2008	$128,340	$8,000	$22,000	$-	$158,340

Donna Gail Yanko (4)	2010	$6,000	$-	$-	$-	$6,000
Vice President & Secretary	2009	$26,204	$8,000	$-	$3,000	$37,204
	2008	$25,440	$3,000	$-	$6,000	$34,440

(1)
The amounts in this column reflect the aggregate grant date fair value attributable to stock options granted in accordance with ASC 718, “Compensation -  Stock Compensation”, pursuant to the 2004 Employee Incentive Stock Plan.  The stock option grant of 10,000 shares to Ms. McComic for 2008 was made on December 10, 2007 with a grant date fair value of $2.20.  For a discussion of valuation assumptions, see Note 10 – Stock Options of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for year ended March 31, 2010.

(2)
All other compensation is comprised of director’s fees only for Mr. Taylor and Ms. Yanko.  Director’s fees are paid at the rate of $1,500 per director quarterly.  The sole compensation received by the President and CEO of the Company for such period consisted of director's fees.

(3)	Salary amounts for Ms. McComic include accrued vacation not taken and sold back to the Company as follows: $5,566 and $9,660 for fiscal 2009 and 2008, respectively.

(4)	Ms. Yanko served on the board as directors of the Company through September 11, 2008.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee was formed as of June 15, 2005 and Messrs. Ladd, Grover and Graham are current members thereof. No member of the Compensation Committee is an officer or employee of the Company. None of the Company’s executive officers served on the Board of Directors or the Compensation Committee of any other entity, for which any officers of such other entity served either on our Board of Directors or the Compensation Committee.  The Company’s Compensation Committee makes recommendations regarding compensation subject to approval of the entire Board of Directors.

COMPENSATION COMMITTEE REPORT

To the Stockholders of Mexco Energy Corporation:

The Company’s Compensation Committee makes recommendations to the Board of Directors regarding compensation of the Named Executive Officers, and is responsible for overseeing the compensation process to assure they are compensated in a manner consistent with our overall objectives.  The Compensation Committee is also obligated to communicate to shareholders information regarding the Company’s compensation policies

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis, above, with management.  Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for the fiscal year ended March 31, 2010, for filing with the SEC.

July 16, 2010                                                                             Compensation Committee
Jack D. Ladd
Thomas Graham, Jr.
Arden R. Grover

OPTION EXERCISES FOR FISCAL 2010

The following table provides information with respect to the options exercised by our Named Executive Officers and directors during fiscal 2010:

Name	Number of Option Awards Acquired on Exercise	Value Realized Upon Exercise (1)
Donna Gail Yanko	4,750	$ 18,775
Thomas R. Craddick	10,000	$ 33,100
Thomas Graham, Jr.	13,000	$ 43,779

(1)
The realized value is based on the difference between the market value of the shares purchased on the date of exercise and the option exercise price multiplied by the number of shares covered by the exercised option.  Of these exercised shares, shares retained are as follows:  Mr. Craddick, 10,000 shares and Mr. Graham, 6,500 shares.

OPTION GRANTS FOR FISCAL 2010

There were no stock options granted during the year ended March 31, 2010.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2010

The following table sets forth certain information with respect to the vested and unvested stock options held at March 31, 2010 by each of the Named Executive Officers.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/sh)	Option Expiration Date
Nicholas C. Taylor (1)	-	-	$-	-

Tamala L. McComic	7,500	2,500	$8.24	7/12/2011
	5,000	5,000	$4.35	12/10/2012

Donna Gail Yanko	5,000	-	$6.00	7/10/2013
	3,750	1,250	$8.24	7/12/2011

(1)	At March 31, 2010, Mr. Taylor did not hold any options to purchase shares of the Company’s Common Stock.

The following table sets forth certain information with respect to the vested and unvested stock options held at March 31, 2010 by each of the Company’s current directors, who are not executive officers.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/sh)	Option Expiration Date
Thomas R. Craddick	10,000	-	$4.00	5/28/2012

Thomas Graham, Jr.	10,000	-	$6.75	1/23/2011
	20,000	-	$6.70	7/2/2014

Arden R. Grover (1)	-	-	$-

Jack D. Ladd	10,000	-	$4.00	5/28/2012
	10,000	-	$6.00	7/10/2013

(1)	At March 31, 2010, Mr. Grover did not hold any options to purchase shares of the Company’s Common Stock.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with related persons are reviewed, approved or ratified in accordance with the policies and procedures set forth in the Company's Code of Ethics and Business Conduct.  The Audit Committee, pursuant to the Audit Committee Charter, has the responsibility to review, assess and approve or disapprove conflicts of interest and related-party transactions to ensure compliance with the Code.

The Code provides that directors, officers, and employees must avoid situations that involve, or could appear to involve, “conflicts of interest” with regard to the Company’s interest.  Exceptions may only be made after review of fully disclosed information and approval of specific or general categories by senior management (in the case of employees) or the Board of Directors (in the case of officers or directors).  Any employee, officer or director who becomes aware of a conflict or potential conflict of interest should bring the matter to the attention of appropriate personnel.

A “conflict of interest” exists when a person’s private interest interferes in any way with the interests of the Company.  Conflicts of interest generally interfere with the person’s effective and objective performance of his or her duties or responsibilities to the Company.  The Code sets forth several examples of how conflicts of interest may arise, including when a director, officer or employee or members of their immediate family, receive improper personal benefits because of their position with the Company; the Company gives loans to, or guarantees of obligations of directors, officers, employees or their immediate family members; or the director, officer, employee or their immediate family members use Company property or confidential information for personal use.

Each year we require all our directors, nominees for director and executive officers to complete and sign a questionnaire in connection with the solicitation of proxies for use at the Annual Meeting.  The purpose of the questionnaire is to obtain information, including information regarding transactions with related persons, for inclusion in our Proxy Statement or Annual Report.

In addition, we annually review SEC filings made by beneficial owners of more than five percent of any class of our voting securities to determine whether information relating to transactions with such persons needs to be included in our Proxy Statement or Annual Report.

Based on these reviews, the Company discloses the following transactions:

The Company’s majority stockholder and Chief Executive Officer, Nicholas C. Taylor, shares office expenditures with the Company.

A Family Limited Partnership of Thomas Craddick received from the Company, a finder’s fee in kind, equal to 2.5% of the mineral interest purchased in the Newark East Field in Johnson County, Texas in October 2008.  Thomas Craddick is a member of the board of directors and Company employee.  Mr. Craddick invested his personal funds, on the same basis as an unrelated third party investor, in a 5.0% working interest in our well in Ward County, Texas.  Effective January 1, 2010, we purchased for approximately $78,000, Mr. Craddick’s 5.0% working interest in this well.  Mr. Craddick retained a .125% overriding royalty interest in this well.

On March 1, 2009, Jeff Smith, a geological consultant, entered into an amended agreement with the Company to provide geological consulting services for a fee of approximately $5,000 per month plus expenses.  In September 2009, this agreement was amended a second time to $500 per month plus expenses for services rendered without prior written approval from the Company.  This agreement was subsequently terminated in January 2010.  Also as part of this agreement, Mr. Smith received a 0.25% overriding royalty interest in two wells in Loving County, Texas, a 1.0% overriding royalty interest in a well in Ward County, Texas and a .5% overriding royalty interest in a well in Reeves County, Texas. Mr. Smith invested his personal funds in a working interest in our wells in Reeves County, Texas (2.5% before payout and 1.875% after payout) and Ward County, Texas (2.0% before payout and 1.5% after payout), on a non-promoted basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock, as of July 22, 2010, by each of the Company's directors and executive officers, by all executive officers and directors of the Company as a group, and by each person known to the Company to be the beneficial owner of more than 5% of any class of the Company's outstanding Common Stock.

	Number of Shares (1)	Percent of Class (2)
BENEFICIAL OWNERS OF MORE THAN 5% OF COMMON STOCK
Howard Cox, 15 Congress Street, Mailstop B-6, Boston, MA 02109	213,400	11.10%

SECURITY OWNERSHIP OF MANAGEMENT
Thomas R. Craddick	28,000	1.45%
Thomas Graham, Jr. (3)(4)	103,000	5.28%

Arden R. Grover (4)	15,900	*
Paul G. Hines (4)	-	-
Jack D. Ladd (4)	20,440	1.05%
Tamala L. McComic	19,250	*
Nicholas C. Taylor	888,811	46.24%
Donna Gail Yanko (3)	21,612	1.12%

Officers and directors as a group (8 persons)	1,097,013	54.65%
* Indicates less than 1% of the outstanding shares of the Company’s Common Stock.

(1)
Included in the number of shares of Common Stock Beneficially Owned are shares that such persons have the right to acquire within 60 days of July 22, 2010, pursuant to options to purchase such Common Stock (Mr. Craddick, 10,000; Ms. McComic, 15,000; Mr. Graham, 30,000; Mr. Ladd, 20,000; and Ms. Yanko, 10,000).

(2)
Securities not outstanding, but included in the beneficial ownership of each such person, are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(3)	Includes shares beneficially owned as follows: Mr. Graham’s spouse – 7,000; Ms. Yanko’s spouse – 944.

(4)	Denotes a non-employee, “independent” director as defined in Section 121A of the American Stock Exchange rules and the Exchange Act as of January 1, 2007.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and officers and persons who own more than 10 percent of the Company’s outstanding Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock held by such persons.  These persons are also required to furnish the Company with copies of all forms they file under this regulation.  Based on our records and other information, the Company believes that during the fiscal year ended March 31, 2010 all applicable Section 16(a) filing requirements were met.

PROPOSAL 2:  RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected and the Board of Directors has approved Grant Thornton LLP for appointment as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2011, subject to ratification by the stockholders.  Neither the Company’s bylaws nor other governing documents or law require shareholder ratification of the selection of Grant Thornton as the Company’s independent registered public accounting firm; however, the Company is submitting the selection of Grant Thornton to the shareholders for ratification as a matter of good corporate practice.  If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.  Grant Thornton LLP served as the independent registered public accountants for the Company for the fiscal year ended March 31, 2010. A representative of that firm will not be present at the Annual Meeting, but will be available by telephone, and have an opportunity to make a statement if they desire to do so and respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE

To the Stockholders of Mexco Energy Corporation:

It is the responsibility of the members of the Audit Committee to contribute to the reliability of the Company’s Financial Statements.  In keeping with this goal, the Board of Directors adopted a written charter to govern the Audit Committee, which is posted on the Company’s website at www.mexcoenergy.com in the “Corporate Governance” area of the “Investor Relations” section.  The Audit Committee is satisfied with the adequacy of the charter based upon its evaluation of the charter during fiscal 2010.  The Audit Committee met four times during fiscal 2010.  The current members of the Audit Committee are independent directors.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.  It has also discussed with the independent auditors the matters required to be discussed by AU Section 380, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). Additionally, the Audit Committee has received from its independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the PCAOB regarding that firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent auditors that firm’s independence from the Company and its management.  The Audit Committee has concluded that Grant Thornton LLP does not provide any non-audit services.

Audit fees billed to the Company by Grant Thornton LLP for the audit of the Company’s annual consolidated financial statements included in its Annual Report on Form 10-K, the review of those financial statements included in the Company’s Quarterly Reports on Form 10-Q, the review of the Company’s Form S-8 and the review of the Company’s other filings with the SEC, including consents and other research work necessary to comply with generally accepted auditing standards totaled $107,863 during the Company’s 2010 fiscal year.

Based on reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements for fiscal 2010 be included in the Company’s Annual Report on Form 10-K.

July 16, 2010                                                                             Audit Committee
Paul G. Hines
Arden R. Grover
Thomas Graham, Jr.
Jack D. Ladd

AUDIT FEES AND SERVICES

 The table below sets forth the aggregate fees billed by Grant Thornton LLP, the Company’s independent registered public accounting firm, for the last two fiscal years:

	2010	2009
Audit fees (1)	$107,863	$97,366

Audit related fees	$-	$-

Tax service fees (2)	$-	$-

All other fees	$-	$-

Total	$107,863	$97,366

(1)
For the audit of the Company’s annual consolidated financial statements included in its Annual Report on Form 10-K, review of the Company’s quarterly financial statement included in its Quarterly Reports on Form 10-Q and review of the Company’s other filings with the SEC, including consents and other research work necessary to comply with generally accepted auditing standards for the years ended March 31, 2010 and 2009.

(2)	There were no fees billed for the fiscal years 2010 and 2009 for professional services rendered by Grant Thornton LLP, for tax compliance, tax advice and tax planning.

The Audit Committee’s policy on pre-approval of audit and audit related fees requires the Chairman of the Audit Committee to sign all engagement letters of the principal independent accountant prior to commencement of any audit and non-audit services to ensure services by the independent auditors are compatible with maintain auditor independence. All fees paid in fiscal 2010 were approved in accordance with these procedures.  All of the work performed in auditing our financial statements for the last two fiscal years of the Company by Grant Thornton, LLP, has been performed by their full-time, permanent employees.

The Board of Directors recommends that you vote

FOR

the appointment of GRANT THORNTON LLP as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2011.

STOCKHOLDERS PROPOSALS FOR NEXT ANNUAL MEETING

The next Annual Meeting of the Company's stockholders is scheduled to be held on September 13, 2011.  Appropriate proposals of stockholders intended to be presented at the 2011 Annual Meeting must be received by the Secretary of the Company at the Company’s offices at 214 West Texas Avenue, Suite 1101, Midland, Texas 79701, by March 31, 2011 in order to be considered by the Board of Directors for inclusion in the proxy solicitation materials for the 2011 Annual Meeting.

In addition, the Company’s policy has established advance notice procedures to shareholders proposals not included in the Company’s proxy statement, to be brought before an Annual Meeting.  In general, the Secretary of the Company must receive notice of any such proposal not less than 80 days prior to the date of the Annual Meeting (in the case of the next Annual Meeting, on or prior to June 25, 2011) at the address of the Company’s principal executive offices above.  Such notice must include the information which would be required to be included in the proxy statement filed pursuant to the rules of the SEC had the proposal been made by the Board of Directors.

ACCESS TO REPORTS

The Company refers you to the 2010 Annual Report to Shareholders enclosed with these proxy materials, which includes the Annual Report on Form 10-K for the year ended March 31, 2010, filed with the SEC.  Stockholders may obtain a copy of any materials filed by Mexco with the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, by calling 1-800-SEC-0330 or visiting their website at www.sec.gov which contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC.  We also employ the Public Register’s Annual Report Service which can provide you a copy of our annual report at www.prars.com, free of charge, as soon as practicable after providing such report to the SEC.

We also currently maintain an internet website at www.mexcoenergy.com.  Our website contains our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.  Additionally, our Code of Business Conduct and Ethics and the charters of our Audit Committee, Compensation Committee and Nominating Committee are posted on our website.   Any of these corporate documents as well as any of the SEC filed reports are available in print free of charge to any stockholder and may be obtained by written request in care of the Assistant Secretary, Mexco Energy Corporation, by mail to P.O. Box 10502, Midland, Texas 79702 or by email to mexco@sbcglobal.net.

HOUSEHOLDING

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family.  Each stockholder continues to receive a separate proxy card.  This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses.  A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one annual report and proxy statement unless any stockholder at that address has given the broker contrary instructions.  However, if any such beneficial stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such beneficial stockholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that stockholder should contact their broker or send a request to our corporate secretary at our principal executive office mailing address, P.O. Box 10502, Midland, Texas 79702, telephone number (432) 682-1119.  We will deliver, promptly upon written or oral request to the corporate secretary, a separate copy of the 2010 Annual Report and this proxy statement to a beneficial stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

Management knows of no other business which will be presented at the Annual Meeting other than as explained herein.  The Board of Directors of the Company has approved a process for collecting, organizing and delivering all stockholder communications to each of its members.  To contact all directors on the Board, all directors on a Board committee or an individual member or members of the Board of Directors, a stockholder may mail a written communication to:  Mexco Energy Corporation, Attention: Assistant Secretary, P.O. Box 10502, Midland, Texas 79702.  All communications received in the mail will be opened by the Company’s Assistant Secretary for the purpose of determining whether the contents represent a message to the Board of Directors.  The contents of stockholder communications to the Board of Directors will be promptly relayed to the appropriate members.  The Company encourages all members of the Board of Directors to attend the Annual Meeting of stockholders.

BY ORDER OF THE BOARD OF DIRECTORS

Donna Gail Yanko, Secretary